Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Aligned Energy Holdings, LP (the “Company”)

Morgan Stanley & Co. LLC (the “Structuring Agent”)

MUFG Securities Americas Inc.

SMBC Nikko Securities America, Inc.

TD Securities (USA) LLC

(together, the “Specified Parties”)

Re:	Aligned Data Centers Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Aligned 2026-1 Data Tape - (5.22.2026).xlsx” provided by the Structuring Agent on May 22, 2026, on behalf of the Company, containing information on 24 data center leases (the “Leases”) as of February 28, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Aligned Data Centers Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, and Start Date, Expiration Date, and Escalator Date were within 3 days.

•	The term “Statistical Calculation Date” means February 28, 2026.

•

The term “Lease Documents” means the following documents provided by the Company: (i) data center lease agreements, master service agreements, service orders, and colocation license agreements and associated abstracts and amendments and (ii) tenant invoices. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the tenants.

•

The term “Bloomberg Ratings” means tenants’ Standard and Poor’s (S&P) long term bond credit ratings, or equivalent Moody’s Investor Services (Moody’s) or Fitch Ratings Inc. (Fitch) long term bond credit ratings where S&P ratings were not available, as of the Statistical Calculation Date, obtained from a Bloomberg L.P. terminal, as instructed by the Structuring Agent on behalf of the Company.

•

The term “Supporting Information Files” means the following electronic data files provided by the Structuring Agent, on behalf of the Company, containing instructions and information on (i) credit ratings, (ii) campus mapping, (iii) tenant name changes, (iv) escalation dates, (v) rent amounts, and (vi) term information:

•	“SENT—ADC 2026-1 KPMG Initial Exceptions v2_MS Responses.xlsx” provided on May 11, 2026

•	“SENT—ADC 2026-1 KPMG Initial Exceptions_MS Responses_KPMG.xlsx” provided on May 11, 2026

•	The term “Source Documents” means the Lease Documents, Bloomberg Ratings, and Supporting Information Files.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Statistical Calculation Date, Source Documents, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Company and Structuring Agent. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Company. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

For each Lease, we compared or recomputed the specified attributes listed in Exhibit A to the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

2

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

June 1, 2026

3

Exhibit A

Attributes and Instructions

#	Attribute Name in Data File	Source Documents / Instructions

1	Tenant	Lease Documents, Supporting Information Files

2	Campus	Lease Documents, Supporting Information Files

3	City	Lease Documents, Supporting Information Files

4	Tenant Credit Rating (S&P)	Bloomberg Ratings

5	kW Leased	Lease Documents

6	kW Ramped	Lease Documents

7	Ramp and Rent Schedule (kW Rate table)

Lease Documents

In instances where the Ramp and Rent Schedule was not included in Lease Documents, recompute as the product of:

(A) kW Billing Rate by Date Commencement, and

(B) the sum of 1 and Escalator (Rate) raised to the power of the number of years between the Escalator Month and the Statistical Calculation Date.

In instances where the Lease Document lists multiple Escalator (Rate)s, calculate using the lowest rate.

8	kW Billing Rate by Date Commencement	Lease Documents

9	kW Billing Rate by Date Report

Recompute as the product of:

(A) kW Billing Rate by Date Commencement, and

(B) the sum of 1 and Escalator (Rate) raised to the power of the number of years between the Escalator Month and the Statistical Calculation Date. In instances where the Lease Document lists multiple Escalator (Rate)s, calculate using the lowest rate.

10	Annualized Adjusted Base Rent (AABR)

Recompute as:

(A) If the difference in the End Date and Statistical Calculation Date is greater than or equal to 12 months, or if the Start Date is after the Statistical Calculation Date, recompute as the sum of: i) kW Billing Rate by Date Report times 12 times kW Leased and ii) Office / Storage (Monthly) Report times 12.

(B) If the difference in the End Date and Statistical Calculation Date is less than 12, recompute as the sum of: i) kW Billing Rate by Date Report times the difference in months between End Date and Statistical Cutoff Date and ii) Office / Storage (Monthly) Report times the difference in months between End Date and Statistical Cutoff Date.

#	Attribute Name in Data File	Source Documents / Instructions

(C) If the Start Date is after the Statistical Calculation Date and if the difference in the End Date and Statistical Calculation Date is greater than or equal to 12 months, or if the Start Date is after the Statistical Calculation Date, recompute as the sum of: i) kW Billing Rate by Date Report times 12 times kW Leased and ii) Office / Storage (Monthly) Report times 12.

(D) If the date where the maximum kW Ramped shown in the Ramp and Rent Schedule is after the Statistical Calculation Date and the Lease does not meet the criteria shown above in (C), recompute as the sum of: i) kW Billing Rate by Date Report times the difference in months between End Date and Statistical Cutoff Date and ii) Office / Storage (Monthly) Report times the difference in months between End Date and Statistical Cutoff Date

11	Office / Storage (Monthly) Commencement

In instances where non-power generating office space and non-power generating storage space were listed in the Lease Documents (identified as rent that is not measured in kilowatts), recompute as the sum of:

(A) rent for non-power generating office space, and

(B) rent for non-power generating storage space

In instances where non-power generating office space and non-power generating storage space were not listed in Lease Documents, recompute as:

(A) Office / Storage (Monthly) Report, divided by

(B) the sum of 1 and Escalator (Rate)

12	Office / Storage (Monthly) Report

Recompute as the product of:

(A) Office / Storage (Monthly) Commencement, and

(B) the sum of 1 and Escalator (Rate) raised to the power of the number of years between the Escalator Month and the Statistical Calculation Date

13	Start Date	Lease Documents

14	End Date

Lease Documents

In instances where End Date was not listed in the Lease Documents, recompute by adding:

(A) Start Date, and

(B) Lease Term, adjusted by certain date adjustment methodology listed in the Lease Documents

15	Lease Term (MOs)	Recompute as the difference in months between: (A) End Date, and

#	Attribute Name in Data File	Source Documents / Instructions
(B) Start Date, adjusted by date-specific language listed in the Lease Documents

16	Payment (Frequency)	Lease Documents

17	Escalator (Rate)	Lease Documents

18	Escalator Month

Lease Documents, Supporting Information Files

Recompute as the day one year prior to the date on which first escalation occurred, as listed in the Lease Documents, adjusted by certain date adjustment methodology listed in the Lease Documents

19	Escalator (Frequency)	Lease Documents

20	Number of Renewal Options	Lease Documents

21	Length of Term (Months)	Lease Documents

22	Total Length of Term (Months)	Lease Documents Recompute as the product of: (A) Number of Renewal Options, and (B) Length of Term (Months)